STOCK AGREEMENT


      THIS STOCK AGREEMENT (this "AGREEMENT") is made this 18th day of March, 1998 by and between DYNAMIC MATERIALS CORPORATION, a Delaware corporation ("PURCHASER"), having a principal place of business at 551 Aspen Ridge Drive, Lafayette, Colorado 80026 and SPIN FORGE, LLC, a California limited liability company ("SELLER"), having a principal place of business at 1700 East Grand Avenue, El Segundo, California 90245.


                                   RECITALS

      A. Purchaser, Seller and Joseph Allwein ("ALLWEIN") have entered into a certain Asset Purchase Agreement (the "PURCHASE AGREEMENT") dated as of an even date herewith whereby Purchaser is purchasing certain assets owned by Seller and used in the conduct of Seller's metal fabrication business. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      B. As part of the consideration given for the assets purchased by Purchaser under the Purchase Agreement, Purchaser is obligated to deliver 50,000 shares of Purchaser Common Stock, which number of shares is subject to adjustment in accordance with the procedures set forth in the Purchase Agreement (the "PURCHASE STOCK").

      C. Purchaser desires to issue the Purchase Stock upon the terms and conditions set forth herein.

                                   AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1. VESTING OF PURCHASE STOCK. A certain portion of the Purchase Stock shall be subject to the option set forth in this Section 1 ("PURCHASE OPTION"). In the event Allwein shall cease to be employed by Purchaser (including a parent or subsidiary of Purchaser) at any time prior to the third anniversary of Allwein's employment (the Closing Date being considered the first day of Allwein's employment for purposes of this Agreement (the "COMMENCEMENT DATE")) for any reason, or no reason with or without cause, the Purchaser shall have the right, at any time within ninety (90) days after the date Allwein ceases to be so employed (the "TERMINATION DATE"), to exercise the Purchase Option, which consists of the right to purchase from the Seller or his personal representative, as the case may be, at the closing sales price of the Company's Stock as reported on the Nasdaq National Market on the Termination Date (the "OPTION PRICE"), up to but not exceeding the number of shares of the Purchase Stock which have not vested under the provisions of Section 2 below, upon the terms hereinafter set forth.

      2. VESTING SCHEDULE. Seller's right to receive the Purchase Stock shall vest in accordance with the following schedule:

                                                    PORTION OF PURCHASE STOCK
          IF TERMINATION DATE IS                  SUBJECT TO THE PURCHASE OPTION
------------------------------------------        ------------------------------
After the Commencement Date and before the                     75%
first anniversary of the Commencement Date

After the first anniversary of the                             50%
Commencement Date and before the second
anniversary of the Commencement Date

After the second anniversary of the                            25%
Commencement Date and before the third
anniversary of the Commencement Date

After third anniversary after the Commencement                  0%
Date

      3. NO EMPLOYMENT AGREEMENT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of Purchaser to terminate Allwein's employment for any reason, or for no reason, with or without cause.

      4. MERGERS; ADJUSTMENTS; ETC. If, from time to time during the period prior to the date which is three years after the Closing Date:

            (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split, or other change in the character or amount of any of the outstanding securities of Purchaser; or

            (b) there is any consolidation, merger or sale of all, or substantially all, of the assets of Purchaser;

then, in such event, any and all new, substituted or additional securities or other property to which Seller is entitled by reason of its ownership of the Purchase Stock shall be immediately subject to this Agreement and shall be included in the term "Purchase Stock" for all purposes of this Agreement.

      5. RESTRICTIONS UNDER SECURITIES LAWS. Seller acknowledges that it is aware that the Purchase Stock to be issued to it by Purchaser pursuant to the Purchase Agreement and this Agreement has not been registered under the Securities Act of 1933 (the "SECURITIES ACT") and that the Purchase Stock is deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. In this regard, Seller represents and warrants to Purchaser that Seller will hold the Purchase Stock for Seller's own account and has no present intention of distributing or selling




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


the Purchase Stock except as permitted under the Securities Act. Seller further represents and warrants that Seller has either (i) preexisting personal or business relationships with Purchaser or any of its officers, directors or controlling persons, or (ii) the capacity to protect its own interests in connection with the receipt of the Purchase Stock by virtue of the business or financial expertise of any professional advisors to the Seller who are unaffiliated with and who are not compensated by the Purchaser or any of its affiliates, directly or indirectly. Seller acknowledges that the exemption from registration of the Purchase Stock under the Securities Act provided under Rule 144 of the Securities Act will not be available for at least two years from the Closing Date unless at least one year from the Closing Date (i) a public trading market then exists for the Common Stock of Purchaser, (ii) adequate information concerning Purchaser is then available to the public, and (iii) Seller complies with the other terms and conditions of Rule 144. Seller further acknowledges that any sale of Purchase Stock may be made only in limited amounts in accordance with the terms and conditions of Rule 144.

      6. RESTRICTIVE LEGENDS. All certificates representing shares of Purchase Stock subject to the terms of this Agreement shall have endorsed thereon the following legends:

            (a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCK AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH RESTRICTIONS IS VOID WITHOUT PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES.

            (b) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

            (c) Any legend required to be placed thereon by appropriate Blue Sky officials.

      7. TRANSFER RESTRICTIONS. Seller shall not sell or transfer any shares of the Purchase Stock that have not vested in accordance with the schedule set forth in Section 2 of this Agreement. Without in any way limiting the foregoing, Seller further agrees that it shall in no event make any transfer or disposition of all or any portion of the Purchase Stock unless and until:

            (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

            (b) Seller shall have (i) notified Purchaser of the proposed transfer or disposition by providing Purchaser with a detailed written statement of the circumstances surrounding the proposed transfer or disposition, and (ii) furnished Purchaser with an opinion of Seller's counsel to





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


the effect that such transfer or disposition will not require registration of such shares under the Securities Act, which opinion shall have been concurred in by counsel for Purchaser, such concurrence not to be unreasonably withheld.

      8. VOID TRANSFERS. Purchaser shall not be required (i) to transfer on its books any shares of Purchase Stock which shall be been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

      9. NOTICE. Except as otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by confirmed facsimile or by United States mail as the case may be, registered or certified, return receipt requested, postage prepaid and addressed as follows:


If to Purchaser:    Dynamic Materials Corporation
                    551 Aspen Ridge Drive
                    Lafayette, Colorado 80026
                    Attn:  Richard Santa, Chief Financial Officer
                    Telephone:  303/604-3938
                    Fax:  303/604-1897

With a copy to:     Davis, Graham & Stubbs LLP
                    Suite 4700
                    370 Seventeenth Street
                    Denver, Colorado 80202
                    Attn:  David Bartlett, Esq.
                    Telephone:  303/892-9400
                    Fax:  303/892-7400

If to Seller:       Spin Forge, LLC
                    1700 East Grand Avenue
                    El Segundo, California 90245
                    Attn:  Joseph Allwein
                    Telephone:  310-640-8099
                    Fax:  310-640-8599

With a copy to:     Wolf, Rifkin & Shapiro, LLP
                    11400 West Olympic Boulevard
                    Los Angeles, California 90064
                    Attn:  Richard Grant, Esq.
                    Telephone:  310-478-4100
                    Fax:  310-479-1422






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Or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, three (3) business days after the same shall have been deposited in the United States mail, or when received by confirmed facsimile.

      10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

      11. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

      12. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its choice-of or conflicts-of-laws, rules and venue for any action to enforce or interpret this Agreement shall be in a court of competent jurisdiction located in the State of Colorado and each of the parties consents to the jurisdiction of such court in any such action or proceeding and waives any objection to venue laid therein.

      13. INUREMENT. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Purchaser and Seller.

      14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

      15. HEADINGS. The section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                   PURCHASER:

                                   DYNAMIC MATERIALS CORPORATION



                                   By: /s/Richard Santa
                                      -----------------------------------------

                                   Title: Vice President & CFO
                                         --------------------------------------

                                   SELLER:

                                   SPIN FORGE, LLC



                                   By: /s/Joe Allwein
                                      -----------------------------------------

                                   Title: President
                                         --------------------------------------





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